E.piphany Achieves Profitability in Fourth Quarter


SAN MATEO, Calif. - January 29, 2004 - E.piphany, Inc. (Nasdaq:EPNY) today announced results for the quarter and year ended December 31, 2003.

         For the quarter ended December 31, 2003, the company reported revenues of $27.3 million, compared to revenues of $22.5 million in the fourth quarter of 2002. Fourth quarter license revenues were $13.3 million and service revenues were $13.9 million, representing 49% and 51% of total revenues, respectively. Net income under generally accepted accounting principles ("GAAP") for the quarter was $413,000, or $0.01 per share, compared to a net loss under GAAP of $14.8 million, or $(0.20) per share during the fourth quarter of 2002. On a non-GAAP basis, net income for the quarter excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs was $1.3 million, or $0.02 per share, compared to a non-GAAP net loss of $8.1 million, or $(0.11) per share during the fourth quarter of 2002.

         For the year ended December 31, 2003, E.piphany reported total revenues of $96.1 million, compared to revenues of $83.8 million for the same period in 2002. The net loss under GAAP for 2003 was $24.2 million, or $(0.33) per share, compared to a net loss under GAAP of $71.7 million, or $(1.00) per share during 2002. On a non-GAAP basis, net loss for 2003 excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs was $15.2 million, or $(0.21) per share, compared to a non-GAAP net loss of $44.4 million, or $(0.62) per share during 2002.

         "Reaching profitability is an important milestone for E.piphany," said Karen Richardson, Chief Executive Officer. "For the past three years, we have been heavily investing in our product suite, developing the most advanced full suite CRM architecture on the market. Our results, highlighted by our 29% year-over-year growth in license revenue, combined with the growing momentum we are experiencing with our E.6 suite, gives us confidence that we chose the correct path for building the next great enterprise software company. In 2004 and beyond, we now must sustain this momentum and take advantage of the growing acceptance of web services and J2EE as the right way to build, buy and deploy software.

         "In the fourth quarter, we continued to add new customers and grow our existing relationships. Importantly, the nature of those relationships continues to grow strategically, where E.piphany is usually playing a critical and central role in our customers' overall CRM strategies. Some of the customers who signed new or repeat transactions with E.piphany in the fourth quarter included Bristol-Myers Squibb, Cendant, Churchill Downs, UK Trade and Investment, Identex, Lukas Bank, Prudential Insurance, Rogers Communications, Sun Chemical Corporation, Ticketmaster, T-Mobile, US Army, Virgin Holidays and Wells Fargo."

          Kevin Yeaman, Chief Financial Officer, added, "In addition to reaching profitability, we are particularly pleased that we generated cash from operations of $3.2 million in the fourth quarter. Our balance sheet at the end of the year improved from the end of the third quarter with cash and investments increasing $6 million to $270 million, deferred revenue increasing $2.6 million to $19.2 million, and DSOs remaining roughly flat at 36 days."

About E.piphany
         The E.piphany E.6 CRM Software Suite enables global organizations to align touchpoints, processes and technologies around the customer. Built on the industry's most advanced, service-oriented architecture, the E.6 software solution creates benefits that cross departments and geographies, and result in rapid, measurable ROI. With the E.6 Suite of Marketing, Service and Sales software solutions, every customer interaction is driven by real-time intelligence, enabling businesses to better understand their customers and optimize every interaction from both a revenue generation and customer retention viewpoint. More than 460 companies, including nearly 40 of the Fortune 100, use E.piphany software products to enhance their customers' experiences while, at the same time, realizing the companies' business objectives. With worldwide headquarters in San Mateo, California, E.piphany serves customers in more than 40 countries worldwide.

          This press release contains forward-looking statements relating to E.piphany's E.6 sales momentum, acceptance of Web Services and J2EE and the growth of our customer relationships. Actual results could differ materially from such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include the degree of interest in and acceptance of E.piphany's new products, increases in the length of E.piphany's sales cycles, reduced IT spending by customers and potential customers, the introduction of new products and services by competitors and intense competition generally, our ability to hire and retain qualified personnel, and general and industry-specific economic conditions. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the "Risk Factors" section included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our prior press releases. E.piphany assumes no duty to update forward-looking statements.

     This press release includes certain non-GAAP financial measures, including non-GAAP net income, net loss, net income per share and net loss per share amounts, that exclude the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. E.piphany's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of the company's business operations. These measures also facilitate management's internal comparisons to our historical operating results and to our competitors' operating results, operational forecasting and budgeting. E.piphany has reported similar non-GAAP financial measures to our investors in the past and believes that the inclusion of comparative numbers at this time provides consistency in our financial reporting. Investors and potential investors are encouraged to review the reconciliation of the non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.

Investor Contact:
        Todd Friedman, E.piphany, 650.356.3934, todd@blueshirtgroup.com

Media Contact:
        Brandon McCormick, Access Communication, 415-844-6218, bmccormick@accesspr.com

                               (tables to follow)

                         E.PIPHANY, INC.
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             (in thousands, except per share amounts)

                                                                       Three months ended           Twelve months ended
                                                                       ------------------           -------------------
                                                                    12/31/2003    12/31/2002     12/31/2003    12/31/2002
                                                                   ------------  -----------    ------------  -----------
Revenues:
   Product license                                                 $     13,336  $     9,304    $     43,505  $    33,788
   Services                                                              13,919       13,187          52,627       50,042
                                                                   ------------  -----------    ------------  -----------
         Total revenues                                                  27,255       22,491          96,132       83,830
                                                                   ------------  -----------    ------------  -----------
Cost of revenues:
   Product license                                                          474          426           1,557        1,297
   Services                                                               6,818        7,529          28,825       31,463
   Amortization of purchased technology                                     755        2,432           4,808        9,727
                                                                   ------------  -----------    ------------  -----------
         Total cost of revenues                                           8,047       10,387          35,190       42,487
                                                                   ------------  -----------    ------------  -----------
         Gross profit                                                    19,208       12,104          60,942       41,343
                                                                   ------------  -----------    ------------  -----------
Operating expenses:
   Research and development                                               6,976        8,140          31,471       34,024
   Sales and marketing                                                    9,874       12,476          43,208       54,319
   General and administrative                                             2,667        3,266          10,985       12,713
   Restructuring costs                                                       89        3,945           3,929       16,086
   Amortization of purchased intangibles                                      -          215             261          855
   Stock-based compensation                                                   8           52              55          665
                                                                   ------------  -----------    ------------  -----------
         Total operating expenses                                        19,614       28,094          89,909      118,662
                                                                   ------------  -----------    ------------  -----------
         Operating loss                                                    (406)     (15,990)        (28,967)     (77,319)

Other income, net                                                           823        1,414           5,249        5,834
                                                                   ------------  -----------    ------------  -----------
         Net income (loss) before provision for taxes                       417      (14,576)        (23,718)     (71,485)
Provision for taxes                                                           4          205             526          205

         Net Income (Loss)                                         $        413  $   (14,781)   $    (24,244) $   (71,690)
                                                                   ============  ===========    ============  ===========
   Diluted net income (loss) per share                             $       0.01  $     (0.20)   $      (0.33) $     (1.00)
                                                                   ============  ===========    ============  ===========
   Basic net income (loss) per share                               $       0.01  $     (0.20)   $      (0.33) $     (1.00)
                                                                   ============  ===========    ============  ===========
   Shares used in computing diluted net income (loss) per share          76,738       72,554          73,499       71,711
                                                                   ============  ===========    ============  ===========
   Shares used in computing basic net income (loss) per share            74,337       72,554          73,499       71,711
                                                                   ============  ===========    ============  ===========

           Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION

                    (in thousands, except per share amounts)

                                                                       Three months ended           Twelve months ended
                                                                       ------------------           -------------------
                                                                     12/31/2003    12/31/2002     12/31/2003    12/31/2002
Non-GAAP financial measures and reconciliation
         Net income (loss)                                         $        413  $   (14,781)   $    (24,244) $   (71,690)
         Less: Amortization of purchased technology                         755        2,432           4,808        9,727
         Less: Restructuring costs                                           89        3,945           3,929       16,086
         Less: Amortization of purchased intangibles                          -          215             261          855
         Less: Stock-based compensation                                       8           52              55          665
                                                                   ------------  -----------    ------------  -----------
         Net income (loss) excluding restructuring costs
            and certain non-cash items                             $      1,265  $    (8,137)   $    (15,191) $   (44,357)
                                                                   ============  ===========    ============  ===========
   Diluted net income (loss) per share                             $       0.02  $     (0.11)   $      (0.21) $     (0.62)
                                                                   ============  ===========    ============  ===========
   Basic net income (loss) per share                               $       0.02  $     (0.11)   $      (0.21) $     (0.62)
                                                                   ============  ===========    ============  ===========
   Shares used in computing diluted net income (loss) per share          76,738       72,554          73,499       71,711
                                                                   ============  ===========    ============  ===========
   Shares used in computing basic net income (loss) per share            74,337       72,554          73,499       71,711
                                                                   ============  ===========    ============  ===========


          Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                  ASSETS                          12/31/2003         9/30/2003        12/31/2002
                                                              ----------------  ----------------  ----------------
Current assets:
      Cash and cash equivalents                                $        30,468   $         8,466   $        48,235
      Short-term investments                                           127,112           130,994           114,479
      Accounts receivable, net                                          10,688             9,357             6,852
      Prepaid expenses and other assets                                  5,825             4,973             7,389
      Short-term restricted cash & investments                             726             1,226             1,191
                                                              ----------------  ----------------  ----------------
                     Total current assets                              174,819           155,016           178,146
Long-term investments                                                  105,171           116,421           115,068
Long-term restricted cash & investments                                  7,274             7,268             7,984
Property and equipment, net                                              6,710             7,620            12,269
Goodwill, net                                                           81,499            81,499            81,499
Purchased intangibles, net                                                 679             1,434             5,748
Other assets                                                               847             1,295             2,553
                                                              ----------------  ----------------  ----------------
                                                              $        376,999   $       370,553  $        403,267
                                                              ================  ================  ================

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Current portion of capital lease obligations             $             -   $            12   $           156
      Accounts payable                                                   1,367               969             2,417
      Accrued liabilities                                                8,081             6,988             8,280
      Accrued compensation                                               8,536             8,671             9,064
      Current portion of restructuring costs                             7,215             7,547             8,206
      Deferred revenue                                                  19,157            16,569            20,526
                                                               ---------------   ---------------   ---------------
                     Total current liabilities                          44,356            40,756            48,649
Restructuring costs, net of current portion                             20,489            21,766            24,740
Other long-term liabilities                                                185               204               496
                                                               ---------------   ---------------   ---------------
                     Total liabilities                                  65,030            62,726            73,885
Stockholders' equity:
      Common stock                                                           7                 7                 7
      Additional paid-in capital                                     3,822,361         3,818,314         3,815,216
      Stockholders' notes receivable                                         -                 -              (556)
      Accumulated and other comprehensive income (loss)                   (683)             (302)              296
      Deferred compensation                                                  -               (63)             (109)
      Accumulated deficit                                           (3,509,716)       (3,510,129)       (3,485,472)
                                                               ---------------   ---------------   ---------------
                     Total stockholders' equity                        311,969           307,827           329,382
                                                               ---------------   ---------------   ---------------
                                                               $       376,999   $       370,553   $       403,267
                                                               ===============   ===============   ===============


       Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                    (in thousands, except per share amounts)

                                                                        Three Months Ended                     Years Ended
                                                                    12/31/2003       12/31/2002        12/31/2003       12/31/2002
                                                                 --------------    -------------     -------------    -------------
Cash flows from operating activities:
    Net income (loss)                                             $         413    $     (14,781)    $     (24,244)   $     (71,690)
    Adjustments to reconcile net loss to net cash used in
        operating activities:
       Depreciation                                                       1,409            2,123             6,769            9,485
       Provision for doubtful accounts                                        -              105                 -              403
       Stock-based compensation                                               8               52                55              665
       Non-cash restructuring costs                                           -              916               301            3,452
       Amortization of purchased technology and purchased intangibles       755            2,647             5,069           10,582
       Minority interest in net loss of consolidated subsidiaries             -                -                 -              (35)
    Changes in operating assets and liabilities:
       Accounts receivable                                               (1,331)           2,136            (3,836)           6,448
       Prepaid expenses and other assets                                   (404)          (1,264)            3,270           (1,292)
       Accounts payable                                                     398              441            (1,050)            (120)
       Accrued liabilities and compensation                                 939             (347)           (1,038)          (5,313)
       Restructuring costs                                               (1,609)             634            (5,242)             538
       Deferred revenue                                                   2,588            3,736            (1,369)           5,146
                                                                 --------------    -------------     -------------    -------------
           Net cash provided by (used in) operating activities            3,166           (3,602)          (21,315)         (41,731)
                                                                 --------------    -------------     -------------    -------------
Cash flows from investing activities:
    Purchases of property and equipment                                    (907)            (903)           (1,920)          (2,672)
    Loss on disposal of property and equipment                              409                -               409                -
    Restricted cash                                                         494              162             1,175              192
    Acquisition related costs and changes in accruals                         -                -                 -              (12)
    Proceeds from maturities of investments                              52,097          200,319           196,022          381,372
    Purchases of investments                                            (37,186)        (206,162)         (199,000)        (373,143)
                                                                 --------------    -------------     -------------    -------------
           Net cash provided by (used in) investing activities           14,907           (6,584)           (3,314)           5,737
                                                                 --------------    -------------     -------------    -------------

Cash flows from financing activities:
    Principal payments on capital lease obligations                         (12)             (93)             (156)            (498)
    Repayments on notes receivable                                            -              174               556              222
    Proceeds from sale of common stock, net of repurchases                4,101            1,982             7,199            7,719
                                                                 --------------    -------------     -------------    -------------
           Net cash provided by financing activities                      4,089            2,063             7,599            7,443
                                                                 --------------    -------------     -------------    -------------

Effect of foreign exchange rates on cash and cash equivalents              (160)             195              (737)             208
                                                                 --------------    -------------     -------------    -------------
Net increase (decrease) in cash and cash equivalents                     22,002           (7,928)          (17,767)         (28,343)
Cash and cash equivalents at beginning of period                          8,466           56,163            48,235           76,578
                                                                 --------------    -------------     -------------    -------------
Cash and cash equivalents at end of period                        $      30,468    $      48,235     $      30,468    $      48,235
                                                                 ==============    =============     =============    =============

                Certain amounts from prior years have been reclassified to conform to the current year presentation.